UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2018

CENTURY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36491	68-0521411
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado		80111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 770-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 2, 2018, Century Communities, Inc., a Delaware corporation (the “Company”), entered into Aircraft Time Sharing Agreements (the “Aircraft Time Sharing Agreements”) with each of its Co-Chief Executive Officers, Dale Francescon and Robert J. Francescon, and Chief Financial Officer, David Messenger. Pursuant to the Aircraft Time Sharing Agreements, the Company will lease the Company’s corporate aircraft (the “Aircraft”), with a fully qualified flight crew, to the executives from time to time on a non-exclusive basis. The lease rate payable by the executives thereunder equals the aggregate incremental per hour cost of each flight, as such cost is described in detail in the Aircraft Time Sharing Agreements. Use of the Aircraft by the executives is subject to prior approval of the Co-Chief Executive Officers of the Company, and is at all times subordinate to use by the Company. Each of the Aircraft Time Sharing Agreements has an initial term of one (1) year, and provides for automatic one-year extensions after the expiration of the initial term, unless (i) either party provides the other with at least thirty (30) days’ prior written notice of non-renewal, or (ii) the agreement is terminated on shorter notice as may be required to comply with applicable law, the requirements of any insurance requirements or upon the sale of the Aircraft.

The foregoing summary of the Aircraft Time Sharing Agreements does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Aircraft Time Sharing Agreements, which are filed as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Aircraft Time Sharing Agreement, dated as of January 2, 2018, by and between the Company and Dale Francescon.

10.2	Aircraft Time Sharing Agreement, dated as of January 2, 2018, by and between the Company and Robert J. Francescon.

10.3	Aircraft Time Sharing Agreement, dated as of January 2, 2018, by and between the Company and David Messenger.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Aircraft Time Sharing Agreement, dated as of January 2, 2018, by and between the Company and Dale Francescon.

10.2	Aircraft Time Sharing Agreement, dated as of January 2, 2018, by and between the Company and Robert J. Francescon.

10.3	Aircraft Time Sharing Agreement, dated as of January 2, 2018, by and between the Company and David Messenger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2018	CENTURY COMMUNITIES, INC.

	By:	/s/ David Messenger
Name: David Messenger
Title: Chief Financial Officer